UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K
       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      February 3, 2005

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             Avalon Correctional Services, Inc.

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  (Exact name of Registrant as specified in its Charter)


  Nevada                 0-20307             13-3592263

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  (State or other     (Commission           IRS Employer
   jurisdiction of     File No.)      Identification No)
   incorporation)



        13401 Railway Drive, Oklahoma City, OK 73114
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       (Address of principal executive offices) Zip Code)

                        405-752-8802

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      (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


  [  ]  Written communications pursuant to Rule 425
        under the Securities Act (17 CFR 230.425)
  [  ]  Soliciting material pursuant to Rule
        14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))


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           INFORMATION TO BE INCLUDED IN THE REPORT


Item 3.01 Notice of Delisting or Failure to Satisfy a
Continued Listing Rule or Standard; Transfer of Listing.


Avalon Correctional Services, Inc. announced today it has filed a Form 15 to terminate the Company's common stock registration under the Securities and Exchange Act of 1934
("the Act"). The Company's obligation to file periodic reports with the SEC including reports on forms 10-K, 10-Q, 8-K, and the Company's proxy statement is suspended with the filing of the Form 15. The deregistration will not become effective until the SEC terminates the registration, which is expected to occur within 90 days.

After careful consideration it was determined that deregistering was not only in the overall best interest of all of the Company's stockholders, but it was crucial for the continuation of the Company as a going concern.

The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions requiring implementation of Section 404 of the Act by the Company during 2005. The Company's cost to comply with Section 404 of the Act was one of several factors considered in making this decision. Those factors included but were not limited to the following:

1. The substantial elimination of significant legal, accounting, and printing costs associated with the preparation and filing of the periodic reports and other filings with the SEC;

2. The elimination of substantial increases in legal, audit, and other costs associated with being a public company in light of new regulations promulgated as a result of the Sarbanes-Oxley Act of 2002, specifically Section 404 of the Act, and the SEC rules thereunder;

3. The financial impact of the estimated cost to be incurred during 2005 to comply with Section 404 of the Act could place the Company into default with existing loan covenants;

4. The financial impact of the estimated cost to be incurred during 2005 to comply with Section 404 of the Act could eliminate the Company's ability to access funds for current operations and future growth.

5. The financial impact of the estimated cost to be incurred during 2005 to comply with Section 404 of the Act could jeopardize the Company's ability to continue as a going concern;

The Company's shares will no longer be listed on the NASDAQ Small Cap market. The Company anticipates that its shares will be traded over the counter on the Pink Sheets, but can make no assurances that any broker will make a market in the Company's common stock. The "Pink Sheets" is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its web site, http://pinksheets.com/. The Company intends to continue to report to its stockholders in accordance with Nevada law. The Company presently intends to post its press releases as well as report quarterly and annual financial results on the Company's website at http://www.avaloncorrections.com


                           SIGNATURE

      Pursuant to the  requirements  of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      AVALON CORRECTIONAL SERVICES, INC.
                      S// Donald E.  Smith
                      _________________________________
                      DONALD E. SMITH
                      Chairman of the Board and Chief
                      Executive Officer
                      Dated: February 3, 2005




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